Exhibit 99.1

STRICTLY CONFIDENTIAL TERRA PROPERTY TRUST QUARTERLY INVESTOR CALL – Q2 2024 AUGUST 26, 2024

DISCLAIMER

THESE MATERIALS AND ANY PRESENTATION OF WHICH THEY FORM A PART ARE NOT INTENDED AS AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO PURCHASE, ANY SECURITY, THE OFFER AND/OR SALE OF WHICH CAN ONLY BE MADE BY DEFINITIVE OFFERING DOCUMENTATION. ANY OFFER OR SOLICITATION WITH RESPECT TO ANY SECURITIES THAT MAY BE ISSUED BY TERRA PROPERTY TRUST, INC. ("TPT") WILL BE MADE ONLY BE MEANS OF DEFINITIVE OFFERING MEMORANDA OR PROSPECTUS, WHICH WILL BE PROVIDED TO PROSPECTIVE INVESTORS AND WILL CONTAIN MATERIAL INFORMATION THAT IS NOT SET FORTH HEREIN, INCLUDING RISK FACTORS RELATING TO ANY SUCH INVESTMENT. FIGURES PROVIDED HEREIN ARE UNAUDITED AND AS OF JUNE 30, 2024, UNLESS OTHERWISE NOTED, AND MAY EXCLUDE DISCLOSURES REQUIRED IN AUDITED FINANCIAL STATEMENTS. THIS PRESENTATION INCLUDES CERTAIN NON-GAAP FINANCIAL MEASURES. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE CONSIDERED ONLY AS SUPPLEMENTAL TO, AND NOT AS SUPERIOR TO, FINANCIAL MEASURES IN ACCORDANCE WITH GAAP. PLEASE REFER TO OUR MOST RECENT QUARTERLY REPORT ON FORM 10-Q FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR THE MOST RECENT GAAP INFORMATION. THIS PRESENTATION ALSO CONTAINS MARKET STATISTICS AND INDUSTRY DATA WHICH ARE SUBJECT TO UNCERTAINTY AND ARE NOT NECESSARILY REFLECTIVE OF MARKET CONDITIONS. THESE HAVE BEEN DERIVED FROM THIRD PARTY SOURCES AND HAVE NOT BEEN INDEPENDENTLY VERIFIED BY TPT OR ITS AFFILIATES. ALL MATERIAL PRESENTED IS COMPILED FROM SOURCES BELIEVED TO BE RELIABLE AND CURRENT, BUT ACCURACY CANNOT BE GUARANTEED. NEITHER TPT NOR ANY OF ITS REPRESENTATIVES OR AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN, AND TPT AND ITS REPRESENTATIVES DISCLAIM ALL LIABILITY RELATING TO, OR RESULTING FROM, THE USE OF THIS INFORMATION. NOTHING CONTAINED IN THIS PRESENTATION IS, OR SHALL BE RELIED UPON AS, A PROMISE OR REPRESENTATION AS TO THE PAST, CURRENT OR FUTURE PERFORMANCE OF TPT.

FORWARD-LOOKING STATEMENTS

THIS PRESENTATION INCLUDES "FORWARD-LOOKING STATEMENTS," AS SUCH TERM IS DEFINED IN SECTION 27A OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBORS PROVIDED BY THE SAME. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT ASSUMPTIONS, EXPECTATIONS AND BELIEFS OF TPT ARE SUBJECT TO A NUMBER OF TRENDS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. TPT CANNOT GIVE ANY ASSURANCE THAT THESE FORWARD-LOOKING STATEMENTS WILL BE ACCURATE. THESE FORWARD-LOOKING STATEMENTS GENERALLY CAN BE IDENTIFIED BY USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "TARGET," "SHOULD," "EXPECT," "ATTEMPT," "ANTICIPATE," "PROJECT," "ESTIMATE," "INTEND," "SEEK," "CONTINUE," OR "BELIEVE," OR THE NEGATIVES THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY. SIMILARLY, STATEMENTS HEREIN THAT DESCRIBE CERTAIN PLANS, EXPECTATIONS, GOALS, PROJECTIONS AND STATEMENTS, AND OTHER STATEMENTS OF MANAGEMENT'S BELIEFS, INTENTIONS OR GOALS ALSO ARE FORWARD-LOOKING STATEMENTS. IT IS UNCERTAIN WHETHER ANY OF THE EVENTS ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS WILL TRANSPIRE OR OCCUR, OR IF ANY OF THEM DO, WHAT IMPACT THEY WILL HAVE ON TPT'S RESULTS OF OPERATIONS AND FINANCIAL CONDITION. THERE ARE A NUMBER OF RISKS AND UNCERTAINTIES, MANY OF WHICH ARE BEYOND TPT'S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, INCLUDING, BUT NOT LIMITED TO, THE ABILITY TO RETAIN KEY PERSONNEL; CONDITIONS IN THE MARKET FOR MORTGAGE-RELATED INVESTMENTS; AVAILABILITY OF SUITABLE INVESTMENT OPPORTUNITIES; CHANGES IN INTEREST RATES; CHANGES IN THE YIELD CURVE; CHANGES IN PREPAYMENT RATES; THE AVAILABILITY AND TERMS OF FINANCING; FUTURE LIQUIDITY, INCLUDING CASH FLOW, AND LIQUIDITY EVENTS; RISKS RELATED TO POTENTIAL STRATEGIC TRANSACTIONS, INCLUDING BUT NOT LIMITED TO UNCERTAINTIES REGARDING SUCCESSFUL COMPLETION AND INTEGRATION, AND REALIZATION OF ANTICIPATED BENEFITS FROM ANY SUCH TRANSACTIONS; GENERAL ECONOMIC CONDITIONS; MARKET CONDITIONS; INFLATIONARY PRESSURES ON THE CAPITAL MARKETS AND THE GENERAL ECONOMY; CONDITIONS IN THE MARKET FOR COMMERCIAL AND RESIDENTIAL LOANS, SECURITIES AND OTHER INVESTMENTS; LEGISLATIVE AND REGULATORY CHANGES THAT COULD ADVERSELY AFFECT THE BUSINESS OF TPT; RISKS RELATED TO THE ORIGINATION AND OWNERSHIP OF LOANS AND OTHER ASSETS, WHICH ARE TYPICALLY SHORT-TERM LOANS THAT ARE SUBJECT TO HIGHER INTEREST RATES, TRANSACTION COSTS AND UNCERTAINTY ON LOAN REPAYMENTS; RISKS RELATING TO ANY FUTURE IMPACT OF THE COVID-19 PANDEMIC, INCLUDING THE RESPONSES OF GOVERNMENTS AND INDUSTRIES, ON THE REAL ESTATE SECTOR; CREDIT RISKS; SERVICING-RELATED RISKS, INCLUDING THOSE ASSOCIATED WITH FORECLOSURE AND LIQUIDATION; THE STATE OF THE U.S. AND TO A LESSER EXTENT, INTERNATIONAL ECONOMY GENERALLY OR IN SPECIFIC GEOGRAPHIC REGIONS; THE GENERAL VOLATILITY OF THE SECURITIES MARKETS IN WHICH TPT PARTICIPATES; TPT'S ABILITY TO MAINTAIN ITS QUALIFICATION AS A REAL ESTATE INVESTMENT TRUST FOR U.S. FEDERAL INCOME TAX PURPOSES; AND TPT'S ABILITY TO MAINTAIN ITS EXEMPTION FROM REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. ALL SUCH FACTORS ARE DIFFICULT TO PREDICT, INCLUDING THOSE RISKS SET FORTH IN TPT'S ANNUAL REPORTS ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND CURRENT REPORTS ON FORM 8-K THAT ARE AVAILABLE ON TPT'S WEBSITE AT HTTP://WWW.TERRAPROPERTYTRUST.COM AND ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESENTATION ARE MADE ONLY AS OF THE DATE HEREOF. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. TPT DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES, EXCEPT AS REQUIRED BY APPLICABLE LAW.

STRICTLY CONFIDENTIAL

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STRICTLY CONFIDENTIAL MARKET OVERVIEW • One of steepest and longest Fed tightening cycles in history • > 2 years of higher rates and depressed CRE transaction activity • MREITs in defensive mode as they trade at significant discounts to BV, can’t deploy or raise capital accretively , and cut their dividends 3 - bp +100 bp +200 bp +300 bp +400 bp +500 bp +600 bp +700 bp +800 bp +900 bp +1000 bp +1100 bp 0 mths 11 mths 22 mths 33 mths 44 mths Current Cycle Prior Cycles Fed’s current tightening cycle is one of longest and steepest FED TIGHTENING CYCLES -x 0.2x 0.4x 0.6x 0.8x 1.0x 1.2x 1.4x 1.6x '17-12 '18-12 '19-12 '20-12 '21-12 '22-12 '23-12 Diverse Pure-Play MREIT P / BV Source: Federal Reserve Source: Bloomberg

STRICTLY CONFIDENTIAL MARKET OVERVIEW • Markets have been overly optimistic about the speed and magnitude for rate cuts • Even the most optimistic assumptions for rate cuts may not be enough to save the many CRE bridge loans that were originated when SOFR was much lower 4 SOFR AT MATURITY VS. ORIGINATION ACTUAL SOFR VS. PRIOR PROJECTIONS -% 1% 2% 3% 4% 5% 6% '20 '21 '22 '23 '24 '25 '26 Actual Prior Projections Current Projection Dec '21 Dec '20 Dec '23 Current forward SOFR curve ~100 bp higher than where it was at YE ‘23 Source: Bloomberg Source: MSCI, Bloomberg +356 bp +210 bp +228 bp -% 1% 2% 3% 4% 5% $-b $100b $200b $300b $400b $500b $600b $700b '24 '25 '26 Maturities (L Axis) Est SOFR at Maturity vs. Origination (R Axis) Maturing into much higher rates

STRICTLY CONFIDENTIAL COMPANY OVERVIEW HISTORY • Terra Property Trust, Inc. (and, together with its consolidated subsidiaries, “Terra Property Trust” or “TPT”) is a real estate investment trust (“REIT”) that originates, invests in and manages a diverse portfolio of real estate and real estate - related assets. • Terra Property Trust commenced operations on January 1, 2016, following its creation in connection with the merger of the predecessor private Reg D Terra Secured Income Funds. • In June 2021, Terra Property Trust issued $85.1 million in aggregate principal amount of its 6.00% senior notes due June 2026 • On October 1, 2022, Terra Income Fund 6, Inc. (“Terra BDC”) merged with and into TPT, adding $70+MM of additional equity to TPT. In connection with this merger, TPT assumed $38.4 million in aggregate principal of 7.00% senior notes due March 2026 • As an SEC - registered fund, Terra/Mavik is restricted under Reg F - D in what can be communicated outside of the SEC filings and public statements 5

STRICTLY CONFIDENTIAL COMPANY OVERVIEW (CONTINUED) STRATEGY • Terra Property Trust originates, invests in and manages a diverse portfolio of real estate and real estate - related assets. • TPT aims to direct source investments • We focus primarily on commercial real estate credit investments, with the following characteristics: 6 Loan Size $10MM to $50MM Structure First mortgage loans, subordinated loans (including B - notes, mezzanine and preferred equity) and credit facilities Property Type Commercial Geography United States Duration 2 to 5 years

STRICTLY CONFIDENTIAL COMPANY OVERVIEW (CONTINUED) HIGHLIGHTS • From inception through June 30, 2024, Terra Property Trust has made 102 consecutive monthly distributions. • Total value of cumulative distributions is approximately 70+% of aggregate contributed capital • Low leverage – Debt to Equity of 1.75x • Avg cost of debt 8.15% vs Avg (gross) loan portfolio yield of 13.02% 7

STRICTLY CONFIDENTIAL TERRA PROPERTY TRUST PORTFOLIO 8 TPT PORTFOLIO BY INVESTMENT STRUCTURE TPT PORTFOLIO BY PROPERTY TYPE TPT PORTFOLIO BY INVESTMENT PROFILE TPT PORTFOLIO – MATURITIES OVER NEXT 12 MONTHS BY PROPERTY TYPE • As of June 30, 2024, TPT has a portfolio of 25 real estate assets with the following diversification characteristics:

STRICTLY CONFIDENTIAL TERRA PROPERTY TRUST PORTFOLIO (CONTINUED) 9 Leverage ratio at 1.75 Non - performing loans decreased in Q2 to 6 from 8. The related CECL reserve on NPLs decreased to 16% (vs. 26% at 12/31/2023) $400MM of $415M our loan portfolio (or 96%) is floating rate Weighted average interest rate across the portfolio is: 13.02% gross 15.3% net of leverage Avg remaining term ~10 months As of June 30, 2024:

STRICTLY CONFIDENTIAL RESULTS OF OPERATIONS – Q2 2024 10 GAAP Net loss of $7.5MM or $0.31/share ( basic and fully diluted). The loss was driven primarily by reductions in interest income as a result of non - performing loans, as well as non - cash charges. Depreciation and Amortization (including unconsolidated investments) of $2.4MM or $0.11/share Paid (monthly) cash dividend of $0.19/share in Q1 2024 CECL reserve of $2.6MM or $0.11/share

STRICTLY CONFIDENTIAL LIQUIDITY CONSIDERATIONS • As discussed in both public filings and investor letters: • TPT voluntarily registered its common stock with the SEC, in part to provide its investors with enhanced visibility and transparency and to improve TPT’s ability to efficiently pursue an IPO, direct listing or other potential transactions that w oul d provide liquidity to its stockholders • In 2022, TPT acquired via merger Terra Income Fund 6, to enhance TPT’s diversification and scale, thereby creating more favorable conditions for a successful IPO or direct listing • In June 2023, TPT entered into a merger agreement with Western Asset Mortgage Capital Corporation (“WMC”). In August 2023, WMC terminated the merger agreement to pursue what the WMC board of directors deemed a superior unsolicited acquisition proposal from Angelo Gordon sponsored AG Mortgage Investment Trust, Inc. • Potential future liquidity transactions include: • Direct listing of TPT • IPO • Strategic transactions to add scale and/or pursue a direct listing (e.g., WMC type merger) • Converting TPT into a traditional “non - traded REIT,” including the adoption of a share repurchase plan 11

205 West 28th Street, FL12 New York, NY 10001 (646) 877 – 6336 STRICTLY CONFIDENTIAL Terra Property Trust, Inc. Longacre Square Partners Charlotte Kiaie / Kate Sylvester (646) 386 - 0091 mavikcapital@longacresquare.com 12 For further information: